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                                                                  EXHIBIT 10.19


                             AMENDED AND RESTATED
                          SOFTWARE LICENSE AGREEMENT
                                 ("Agreement")

THE SOFTWARE LICENSE AGREEMENT made and entered into effective February 10,
1995 by and between CompReview, Inc., a California corporation, now known as HNC Insurance Solutions, ("Licensor") with its principal place of business presently located a 110 Theory, Irvine, California 92612, and Comprehensive
Rehabilitation Associates, Inc., a Massachusetts Corporation, now known as Concentra Managed Care Services, Inc., ("Licensee"), with its principal place of business presently located at 312 Union Wharf, Boston, Massachusetts, as subsequently amended prior to the date hereof (the "Original Agreement") is hereby amended and restated in its entirety by this Agreement, effective as of May 1, 1999.

On the terms and conditions set forth herein, Licensee desires to continue its license from Licensor to use copies of (i) Licensor's computer program known as CRLink, Versions 1.0, 2.0 and 2.5 (the "Programs") for reviewing and repricing medical bills related to workers' compensation claims and personal injuries arising out of automobile accidents, and (iii) the related documentation listed on Exhibit A (the "Documentation"), and (B) to use the Programs and Documentation to review and reprice a limited number of group health medical bills. The Programs and the Documentation collectively are referred to as the "Software."

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, Licensor and Licensee agree as follows:

1. Grant of License

1.1 The license previously granted by Licensor to Licensee under the Original Agreement shall continue, subject to the terms and conditions of this Agreement, as a personal, nontransferable, non-exclusive license (the "License") (i) to use copies ofthe Programs, in object code form only, solely at the Licensee locations listed on Exhibit B (or such other location(s) as such company offices may be subsequently moved to) (the "Designated Location(s)") for Licensee's review and repricing of workers compensation and automobile personal injury medical bills submitted to it by its clients and (ii) to use copies of the Documentation solely for use in connection with the use of the Programs authorized hereunder. Additional Designated Locations may be added to Exhibit B from time to time with Licensor's consent, which shall not be unreasonably withheld, delayed or conditioned. Additional Designated Locations may require additional license fees. The License is hereby expanded to use copies of the Programs and Documentation at the Designated Location(s) to review and reprice group health medical bills that are submitted to Licensee by its clients with either workers compensation medical bills or automobile personal injury medical bills. The number of group health medical bills that may be reviewed and repriced may not materially exceed 2.5% per month of the total number of bills processed through the Software. The License includes the right to copy the Software as reasonably required by Licensee solely for internal bill review at the Designated Locations and for archival and back-up purposes. Licensee may not allow its clients or any third parties access to the Software via modem or otherwise for any reason whatsoever without Licensor's prior written consent.

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1.2  Licensee agrees that the License does not include, and Licensee shall not by virtue of this Agreement have, any right to use or authorize the use of the Software for any purpose other than review and repricing of workers compensation medical bills and automobile personal injury medical bills submitted to it for repricing, together with a limited number of group health medical bills submitted to Licensee for repricing. The medical bills that Licensee is licensed to use the Software to review and reprice are referred to herein as "Medical Bills." Licensee acknowledges and agrees that it has no right whatsoever to license the use, reproduction or distribution of the Software by any person, firm or entity.

1.3 Licensor shall not provide Licensee with a copy of, and Licensee acquires no right of any kind with respect to, any source code for the Programs. Licensee agrees not to, and shall insure that its employees do not, create or attempt to create, by decompiling, disassembling, reverse engineering or otherwise, the source code for the Programs. Licensee acknowledges and agrees that it has no right whatsoever to modify the Software or any portion thereof in any manner.

1.4 Licensee shall make provision for and install a modem and telephone line for dial-up access to Licensee's computer system by the Licensor for the purposes of Software maintenance or the provision of software updates. All such access shall be with the Licensee's advance knowledge and approval and Licensee agrees to allow such right of reasonable access by the Licensor. Licensor agrees to schedule such maintenance so as to not materially interfere with Licensee's business.

1.5 During the term of this Agreement. and at no additional charge, Licensor will provide to Licensee (a) all updates to the Software reflecting changes to states workers compensation regulations within 15 working days after such regulations are published by the appropriate State agency and (b) such other updates to the Software as Licensor makes generally available to its customers.

1.6. The preferred provided organization networks ("PPO Networks") whose contract rates the Software is currently able to access are listed on Exhibit C hereto. Licensor has the authority to offer access through the Software to the PPO Networks listed on Exhibit C. Licensee may not access any other PPO Networks through the Software without Licensor having first advised Licensee that it has the authority to access such PPO Networks. Licensee may not use the Software to access the PPO Networks for any purpose or in any manner other than as expressly permitted hereby.

1.7 Licensor does not represent or warrant that its access to the contract rates of each PPO Network listed will continue throughout the term of this Agreement. Access to PPO Network rates may be terminated for a number of reasons, including expiration of the term of an access agreement and a PPO Networks refusal to extend the agreement, or a third-party decision not to maintain the PPO Network, which decision may occur in connection with the combination of one or more PPO Networks through business acquisitions. Licensor will promptly advise Licensee of any notice of termination of access it receives from any PPO. In no event will there be a retroactive termination of PPO access. Licensor will use its best efforts to maintain its access to the PPO Networks throughout the term of this Agreement, provided, however, Licensor shall not

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be obligated to incur any additional material cost, obligation or burden to maintain such access.

1.8 If Licensee requests that any PPO Networks be "stacked" in any particular order, Licensor will request written approval from each of the PPO Networks to the stacking, and, if such approval is obtained, will stack the PPO Networks as requested. If Licensee requests that Licensor include one or more additional PPO Networks in the Software, Licensor will investigate the feasibility of doing so, and will use its reasonable best efforts to add such additional PPO Networks to the Software only if it is (i) technically feasible to automate the PPO Network through the Software, (ii) Licensor is able to obtain an access and distribution agreement with the PPO Network on terms that are acceptable to Licensor, and
(iii) in Licensors reasonable business judgment the costs of adding, distributing and maintaining the additional PPO Network on the Software is justified. Licensor will promptly notify Licensee of the addition of any new PPO Networks to the Software.

2. Installation and Training

2.1 The parties acknowledge that the Programs have been installed by Licensor at the Designated Location(s) and accepted by Licensee in accordance with the Original Agreement. The parties also acknowledge that an electronic data interface ("EDI") exists which enables the Software to interface for data exchange with Licensee's claims and managed care systems. Licensor will maintain the EDI in accordance with Exhibit D hereto. Any requests by Licensee for modifications to the EDT will be handled in accordance with Section 2.3 below.

2.2 The history of all Medical Bills processed on other systems that are submitted to Licensor will be converted and input into the data base of the Software. Licensee will provide Licensor with all bill review historical data, case management information, data calls, and data necessary to convert the bill history of previously processed bills into the Software database. Licensor will continue to support CrLink Versions 1.0 and 2.0 until the migration of the Medical Bill history to CrLink Version 2.5 is completed. Such support will be in accordance with Exhibit D and Licensor's standard support policies.

2.3 Any "system change requests" ("SCR") by Licensee for changes to the Programs by Licensor, including changes to the existing electronic data interface will be prioritized as level 1 through 4 requests and performed by Licensor in accordance with Exhibit D hereto. Licensee will provide Licensor in a timely manner with such assistance and input as Licensor may request in connection with any SCR. Licensor will schedule regular releases of enhancements to CRLink Version 2.5 as long as it remains the current version of the Software. Licensee may make recommendations on priorities for enhancements to Version 2.5 of the Program in accordance with Exhibit D.

2.4 The cost and timing to complete the bill history conversion and SCR is set forth in Exhibit D hereto.

2.5 The parties acknowledge that all free training required under the Original Agreement during the first month period following completion of the installation of the Programs has been provided. If further training is required, the cost to provide this service shall be at a rate of $400 per day, plus all reasonable out-of-pocket travel expenses. including, transportation, lodging and meals. Training shall, at the election of Licensee, be at either Licensor's office or at one of the Designated

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Locations, and shall be scheduled at such times as are mutually convenient for the parties. If training is done at a Designated Location, each day that Licensor's personnel is available at such location shall constitute a full day of training regardless of the number of hours actually utilized by Licensee. Training during any day shall not exceed 8 hours of actual training. If training is done at Licensor's office, training days of less than 8 full hours shall be prorated on an hourly basis of $50 per hour. Payment for training shall be due within thirty (30) days after Licensee has been invoiced for the training.

3. Term and Termination

3.1 The term of this Agreement shall commence on the date hereof as set forth on page 1 and continue until the second anniversary date hereof or until this Agreement is terminated pursuant to any provision hereof. Either party may terminate this Agreement without cause upon 180 days prior written notice to the other party given at any time after June 30, 2000. Licensor may also terminate this Agreement upon 1 80 days notice as set forth in Section 10 below.

3.2 Either party shall be entitled to terminate this Agreement (and pursue all of its rights hereunder at law or in equity) upon written notice to the other party in the event of a breach by such other party of any of its obligations hereunder and the failure of such other party to cure any such breach within 30 days from receipt of written notice of such breach, unless such breach by its nature cannot be cured, in which event the nonbreaching party shall be entitled to terminate this Agreement upon written notice to the other party without any opportunity to cure.

3.3 This Agreement shall immediately terminate upon the filing by or against Licensee of a proceeding under any bankruptcy or similar law, unless such proceeding is dismissed within 60 days from the date of filing; the making by Licensee of any assignment for the benefit of creditors; the filing by or against Licensee of a proceeding for dissolution or liquidation, unless such proceeding is dismissed within 60 days from the date of filing; the appointment of or the application for the appointment of a receiver, trustee or custodian for all or part of the assets of Licensee to make any adjustment, settlement or extension of its debts with its creditors generally; the insolvency of Licensee; or the filing or recording of a notice of lien or the issuance or the obtaining of a levy of execution upon or against a material portion of the assets of Licensee, unless such lien or levy of execution is dissolved within 60 days from the date thereof;

3.4 Upon termination or expiration of this Agreement for any reason (including, without limitation, discontinuation of use of the Software by Licensee), the rights of Licensee to possess or use the Software shall end, and Licensee shall immediately, at Licensor's sole option, deliver to Licensor or destroy the original Software and all copies of the Software or any portion thereof in its possession or control. Within 20 days following the date of such termination or expiration, an officer of Licensee shall certify in writing to Licensor that the terms of this Section 3.4 have been complied with.

4. License Fees; Payment

4.1 The fees to be paid to Licensor for this License and the services to be provided by Licensor hereunder are set forth in Exhibit D hereto. Licensor will from time to time provide such

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additional services as the parties may mutually agree. Such services will be provided at Licensor's prevailing rates at the time the services are performed. If such services are not customarily provided by Licensor to other licensees, they will be provided at such rates as Licensor and Licensee may agree to.

4.2 License fees will be billed monthly through Licensor's then current billing system. Third party fees for databases such as usual, customary and reasonable fees and drug costs, as well as preferred provider organization access fees (collectively "Third Party Fees") are not included in the licensee fees set forth above, but will be billed by Licensor to Licensee. Licensee will be responsible for all Third Party Fees during the first 12 months of this Agreement, as referenced in Exhibit D hereto, and for all increases in such Third Party Fees that may occur from time to time thereafter that do not exceed on an aggregate basis 10% per annum. All license fees, together with any Third Party Fees owed by Licensee are due and payable within thirty (30) days after receipt of the electronic invoice.

4.3 In addition to any other amounts due hereunder, Licensee shall pay to or reimburse Licensor the amount of any sales, use, excise, property or other federal, state, local or foreign taxes, duties, tariffs or other assessments (other than any tax based solely on Licensor's net income) any related interest and penalties which Licensor is at any time obligated to pay or collect in connection with or arising out of the transactions contemplated by this Agreement.

4.4 In the event Licensor does not receive any amounts from Licensee due under this Section 4 or any other Section hereunder on or before the date on which such amounts are due and payable, such outstanding amounts shall bear interest until payment is received at the maximum rate permitted by law, but in no event to exceed twelve percent (12%) per annum. Amounts received by Licensor hereunder shall first be credited against any unpaid interest, and accrual of such interest shall be in addition to and without limitation of any and all additional rights or remedies which Licensor may have hereunder or at law or in equity.

4.5 Each month Licensor will provide Licensee with documentation describing the number and types of bills processed by Licensee utilizing the Programs in the prior month.

4.6 Licensor and Licensee shall each have the right to audit the procedures and records of the other pertaining to the number and types of bills processed each month and how such bills were processed. Such audits shall not occur more frequently than every twelve months, shall be on not less than forty-eight (48) hours prior notice, and shall be conducted at reasonable times and in a reasonable manner. The party being audited shall reasonably cooperate with the party conducting the audit.

5.   Proprietary Rights

5.1 Licensee acknowledges that it obtains pursuant to this Agreement only the right to use copies of the Software on the terms and conditions set forth herein and that no right, title or interest in or to the Software or any copies thereof or any copyrights, trademarks or other proprietary rights related to the Software are transferred to Licensee. Licensee will use its best efforts and will take all reasonable steps to protect the Software from any use, reproduction, publication, disclosure or



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distribution except as specifically authorized by this Agreement (collectively
"Unauthorized Use or Disclosure"). Licensee acknowledges and agrees that the Software contains confidential information and trade secrets developed or acquired by Licensor through the expenditure of a great deal of time and money. Licensee agrees to treat the Software as confidential as set forth below.

5.2 Licensee shall not remove, alter, cover or obfuscate any copyright notice, trademark or other proprietary rights notice placed by Licensor in or on the Software or any portion thereof and shall insure that all such notices are reproduced on all copies of the Software or any portion thereof made by Licensee. Licensee shall comply with reasonable directions submitted by Licensor from a time to time regarding the form and placement of copyright notices and other proprietary rights notices on the Software or any portion thereof.

5.3 Licensee and Licensor shall hold and maintain in the strictest confidence and in trust for the sole and exclusive benefit of the other all "Confidential Information" (as defined below) of the other and shall not use such information for its own benefit, except as expressly permitted hereunder, or publish or otherwise disclose it to third parties, or permit its use or access by third parties (except as contemplated hereunder)for their benefit or to the detriment of the other party hereto, except that such disclosure or access shall be permitted to an employee or representative of Licensee or Licensor to the extent required for such employee or representative to perform duties for Licensee or Licensor not inconsistent with the terms of this Agreement. Licensee and Licensor shall carefully restrict access to the Confidential Information of the other to those of their respective employees and representatives who clearly require such access in order to carry out the purposes of this Agreement. Licensee and Licensor shall each ensure that their respective employees and representatives who receive access to the Confidential Information of the other are advised of its confidential and proprietary nature and that they are prohibited from copying, utilizing, or revealing the Confidential Information or any portion thereof or from taking any action prohibited to Licensee or Licensor under this Agreement. Without limiting the foregoing, Licensee and Licensor shall each employ with regard to the Confidential Information of the other procedures no less restrictive than the strictest procedures used by them to protect their own trade secrets.

As used herein, the term "Confidential Information" means the Software, the licensee fees, the specific terms of this Agreement and the Original Agreement, claims information, and Licensor's and Licensee's data, practices and procedures, client names and business relationships with third parties. Confidential Information shall also include any information concerning Licensor's and Licensee's clients or suppliers, and any information either party has received from others which it is obligated to treat as confidential or proprietary. Confidential Information shall not include (i) any information that has become publicly known without breach of this Agreement or any other confidentiality obligation owed by either party hereto to others (ii) information that is generally known in Licensor's or Licensee's industry, or
(ii) information known to the receiving party prior to the disclosing party's disclosure of the same; provided the prior knowledge was not obtained as a result of a breach of any confidentiality obligation owed to Licensor or Licensee.

5.4 Licensee shall make reasonable efforts to promptly notify Licensor of any known Unauthorized Use or Disclosure of the Software and will cooperate with Licensor in any litigation brought by Licensor against third parties to protect its proprietary rights. Licensee's compliance with the provisions of this section shall not be construed as a waiver of any of Licensor's rights

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hereunder.

5.5 Because of the unique and proprietary nature of the Software, it is understood and agreed that Licensor's remedies at law for a breach by Licensee of its obligations under this Section 5 will be inadequate and that Licensor shall, in the event of any such breach, be entitled to equitable relief (including, without limitation, injunctive relief and specific performance) without any requirement to post a bond as a condition of such relief, in addition to all other remedies provided under this Agreement or available to Licensor at law.

6.  Warranties

6.1 Licensor warrants that the unmodified Programs shall perform substantially in accordance with the related Documentation. Licensor shall (i) provide Licensee with a revised copy of the Programs reflecting any correction or modification which is incorporated by Licensor into its standard version of such Programs and shall provide Licensee with any new standard version of the Programs; (ii) use commercially reasonable efforts to correct any failures of the latest version of the Programs to perform substantially in accordance with the related Documentation, provided Licensor is given written notice by Licensee of such failures and such failures can be recreated by Licensor; and (iii) provide reasonable amounts of telephone consultation to a designated representative of Licensee to alleviate any difficulties Licensee may experience in the operation of the latest version of the unmodified Programs.

HNC Year 2000 Representation and Warranty. Licensor has previously disclosed to
-----------------------------------------
Licensee that both version 1.0 and version 2.0 of the Programs are not "Year 2000 Compliant" as defined below. Licensor represents and warrants that version
2.5 of the Programs and all electronic data interfaces related to Licensee' s use of version 2.5 of the Programs, and any other software provided by HNC in connection with Licensee's use of version 2.5 of the Programs (collectively, the "Subject Software"), are Year 2000 Compliant (as defined below) or to the extent the Subject Software is not Year 2000 Compliant, Licensor will inform Licensee, in detail, of any deficiency as of the date of this Agreement, and that such deficient Subject Software will be Year 2000 Compliant by November 1, 1999. Licensor will make a certification on that date that all the Subject Software are Year 2000 Compliant. If Licensor is unable to make such certification, Licensee shall be entitled to terminate this Agreement immediately without further notice or opportunity to cure and Licensor will be liable to Licensee for any costs related to the transitioning of the services contemplated in this Agreement to a third party. Licensor further represents and warrants that its internal business applications and processes (including manufacturing, testing, and inspection processes) shall be Year 2000 Compliant by November 1, 1999. Licensor agrees to provide Licensee with regular disclosures regarding its Year 2000 Compliancy efforts and any other information reasonably requested by Licensee to verify Licensor's Year 2000 compliancy. Licensor further agrees to cooperate in all reasonable respects with Licensee in such verification efforts.

For purposes of this section, "Year 2000 Compliant" means (i) that the Subject Software will on a timely basis and as corroborated in a manner approved by Licensee perform as intended regardless of date and that all data, including dates, can be accessed and processed with specific result, (ii) that the Subject Software recognizes year 2000 as a leap year, and (iii) that the Subject Software

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represents each year as four digits in all user visible interfaces, stores year with sufficient capacity to support four digit years, and produces accurate results:

 .           for any date (whether before, during, or after 2000), within an acceptable date range; and
 .           for any time (whether before, during, or after 2000), within an acceptable date range.

          "Acceptable date range" means any date that the application will encounter from now through fifty years past the millennium. The actual range of dates supported will vary depending on how dates are used within the particular application.

EXCEPT AS STATED ABOVE, LICENSOR DOES NOT WARRANT THAT THE SOFTWARE WILL MEET LICENSEE'S REQUIREMENTS OR THAT OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE. EXCEPT AS PROVIDED IN THIS SECTION 6, LICENSOR DOES NOT MAKE BY VIRTUE OF THIS AGREEMENT, AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE SOFTWARE OR THE SERVICES OF LICENSOR, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

6.2 Licensee agrees that, regardless of the form of any claim, Licensor's entire liability and Licensee's exclusive remedy shall be as set forth in this
Section 6. If, after having been given written notice of any failure of the Programs to perform substantially in accordance with the related Documentation, Licensor is unable to correct such failure within sixty (60) days, Licensee may immediately terminate this Agreement with respect to such Programs by complying with the provisions of Section 3.4 hereof.

6.3  Exclusion ofConseguential Damages; Limitation of Liability
     ---------------------------------------------------------

NEITHER PARTY SHALL, UNDER ANY CIRCUMSTANCES, BE LIABLE TO THE OTHER FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THE SOFTWARE OR THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR SAVINGS, EVEN IF APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING. IN NO EVENT SHALL LICENSOR'S LIABILITY TO LICENSEE HEREUNDER (WHETHER BASED ON AN ACTION OR CLAIM IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THE SOFTWARE LICENSED HEREUNDER EXCEED THE AGGREGATE OF THE LAST THREE MONTHS' LICENSE FEES ACTUALLY PAID. FOR PURPOSES OF THIS PARAGRAPH ONLY, "LICENSE FEES" ARE DEFINED AS THE SUM OF THE TOTAL FEES PAID FOR BILL REVIEW, PLUS THE ACCESS FEE PAID BY LICENSEE TO LICENSOR FOR USE OF THE FOCUS PPO, MINUS THE ACCESS FEE PAID BY LICENSOR TO FOCUS FOR USE OF THE FOCUS PPO FOR LICENSEE.

7. Security Precautions

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To prevent any loss or damage to data as a result of malfunctions, errors or defects of or in the Software, Licensee will maintain backup data ofall data used in connection with the Software.

8. Disputes

Any action concerning a dispute arising out of or in connection with this Agreement or the respective obligations of Licensor and Licensee hereunder shall be brought and maintained in a court of competent jurisdiction in Orange County, California.

9. Proprietary Rights Indemnity

Subject to Licensee's fulfillment of its obligations under this Section 9 and the dollar limitations set forth in this Section, Licensor will hold, to the extent set forth in this Section, Licensee harmless, and at its own expense defend or settle any claim, suit, action, or proceeding brought against Licensee to the extent that such claim, suit, action, or proceeding is based on a claim that the Software or any portion thereof infringes or constitutes wrongful use of a United States patent, United States copyright or trade secret right protected under the law of any state in the United States (a "U.S. Proprietary Right"). Licensee shall notify Licensor in writing of any such claim promptly after Licensee first learns of it, and shall provide Licensor with such cooperation and assistance as Licensor may reasonably request from time to time in connection with the defense thereof. Licensor shall have sole control over any such suit or proceeding (including, without limitation, the right to settle on behalf of Licensee on any terms Licensor deems desirable in the sole exercise of its discretion). In the event that the use of the Software or any portion thereof as permitted hereunder is held to infringe or constitute wrongful use of any U.S. Proprietary Right and Licensee's right to use such Software is enjoined by a court of competent jurisdiction or if Licensor, in the reasonable exercise of its discretion, instructs Licensee to cease using any such Software in order to mitigate or lessen potential damages arising from a claimed infringement or wrongful use of any U.S. Proprietary Right, Licensee shall cease using such Software. In the event Licensee ceases to use such Software as provided in this Section (other than by reason of a temporary restraining order), Licensor shall
(i) replace such Software with equally suitable non-infringing software, (ii) modify such Software so that the use of the Software by Licensee as permitted hereunder ceases to be infringing or wrongful, (iii) procure for Licensee the right to continue using such Software as permitted hereunder, or (iv) after reasonable efforts under subsections (i), (ii), and (iii) of this sentence, pay to Licensee the last month's licensee fee paid by Licensee. OTHER THAN AS EXPRESSLY STATED IN THIS SECTION 9, LICENSOR SHALL HAVE NO LIABILITY WHATSOEVER TO LICENSEE FOR ANY LOSS OR DAMAGE (INCLUDING, WITHOUT LIMITATION, FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES) ARISING OUT OF OR RELATED TO ANY ALLEGATION OR DETERMINATION THAT LICENSEE'S USE OF THE SOFTWARE AS PERMITTED HEREUNDER INFRINGES OR CONSTITUTES WRONGFUL USE OF ANY U.S. PROPRIETARY RIGHT. LICENSOR MAKES NO REPRESENTATION OR WARRANTY AND DISCLAIMS ALL LIABILITY OF ANY TYPE WHATSOEVER ARISING OUT OF OR RELATING TO ANY ALLEGATION OR DETERMINATION THAT LICENSEE'S USE OF THE SOFTWARE INFRINGES OR CONSTITUTES WRONGFUL USE OF ANY COPYRIGHT, TRADE SECRET. PATENT OR

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OTHER PROPRIETARY RIGHT OTHER THAN A U.S. PROPRIETARY RIGHT.

Licensor will hold Licensee harmless and at its own expense defend or settle any claim, suite, action or proceeding brought against Licensee by any third party to the extent that such claim, suit, action or proceeding is based upon Licensor having failed to update the data bases as required in this Agreement or having distributed data bases it does not have the authority to distribute to Licensee.

10. Assignment

Except as set forth below, Licensee may not assign or transfer this Agreement or any interest herein (including rights and duties of performance) without the prior written consent of Licensor, which consent shall not be unreasonably withheld, it being understood that Licensor may disapprove any assignment or transfer to a competitor. Licensee may transfer this Agreement to any entity which acquires all or substantially all of Licensee's operating assets, or into which or with which Licensee is merged or reorganized without Licensor's prior written consent; provided, however, that if such entity, or any of its "affiliates" is a competitor of Licensor, Licensor may terminate this Agreement upon 1 80 days notice. In addition, if any competitor of Licensor or an affiliate of such competitor obtains more than 30% of the voting power of Licensee (a "change of control"), Licensor may terminate this Agreement upon 180 days notice. Licensor may also terminate this Agreement immediately at any time following a change of control or assignment or transfer of this Agreement to a competitor of Licensor or an affiliate of such a competitor, if such party breaches any of the provisions of this Agreement concerning proprietary rights, confidentiality or restrictions on use of the Software. The term "affiliate" as used herein means any natural person or entity, including, without limitation, corporations, limited liability companies, trusts, limited partnerships, joint ventures and general partnerships, that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with Licensee or its assignee.

11. Indemnification by Licensee

Licensee agrees to hold Licensor harmless and at its own expense to defend or settle any claim, suit, action, or proceeding brought against Licensor by any third party to the extent that such claim, suit, action or proceeding is based on any act or omission of Licensee in using the Programs. Licensor's indemnification of Licensee for third party claims is set forth in Section 9 above.

12. Notices

Except as otherwise specified herein, all notices, requests, demands or communications required or permitted hereunder shall be in writing, delivered personally, or sent by courier service of national reputation (e.g., Federal Express) or sent by first class mail, postage prepaid, to the parties at the respective addresses above (or at such other address as shall be given in writing by either of the parties to the other in accordance with this
Section 12). All notices, requests, demands or communications shall be deemed effective upon personal delivery, or one day following delivery to such courier service, or four days following deposit in the U.S. mail In accordance with this
Section 12.

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13. Excused Performances

Neither party shall not be deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, civil disturbances, wars, strikes or other labor disputes, shortages of labor or materials, fires, transportation contingencies, laws, regulations, acts or orders of any government or agency or official thereof, other catastrophes, or any other occurrences beyond such party's reasonable control.

14. Miscellaneous Provisions

14.1 Except as otherwise provided herein, no remedy made available to either party hereto by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

14.2 No waiver of any provision of this Agreement or any rights or obligations of either party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

14.3 This Agreement shall be construed and enforced in accordance with the laws ofthe State of California which are applicable to the construction and enforcement of contracts between parties resident in California which are entered into and fully performed in California, regardless of where this Agreement is executed or performed or the residency of the parties hereto. The Agreement shall be interpreted in accordance with its fair meaning and not in favor or against either party.

14.4 This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same Instrument.

14.5 This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective permitted successors and assigns.

14.6 Sections 3.4, 4, 5, 6.2, 6.3, 8, 9, 11 and 14 (and the limitations on liability set forth herein) shall survive expiration or termination of this Agreement for any reason.

14.7 In the event that any provision hereof is found invalid or unenforceable pursuant to judicial decree or decision, the remainder ofthis Agreement shall remain valid and enforceable according to its terms.

14.8 In the event of any litigation hereunder, any such action shall be brought in a state or federal court of competent jurisdiction located in Orange County, California, and the prevailing party in the action as determined by the court will be entitled to recover from the other party its costs and reasonable attorneys' fees.

14.9 This Agreement constitutes the entire understanding and agreement between Licensor and Licensee with respect to the transactions contemplated herein and supersedes any and all prior or contemporaneous oral or written communications with respect to the subject matter hereof, including, without limitation, previous efforts to amend and restate the Original Agreement as reflected by a draft agreement dated October 1, 1998 that was being reviewed and revised by the parties as of December 23, 1998. It is expressly understood and agreed that no employee, agent or other representative of either party has any authority to bind such party with regard to any statement, representation, warranty or other expression unless the same is specifically set forth or incorporated by reference herein. It is expressly understood and agreed that, there being no expectation to the contrary between the parties hereto, no usage of trade or other regular practice or method of dealing between the parties hereto shall be used to modify, interpret, supplement or alter in any manner the express terms of this Agreement or any part hereof. This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by duly authorized representatives ofthe parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as ofthe date first above-written.


"Licensor"                        "Licensee"
HNC Insurance Solutions            Concentra Managed Care Services, Inc.


BY:  /s/ John Falliers             BY: /s/ Thomas Cox
     ------------------------         -----------------------
Title:   CFO                       Title:  President
      -----------------------            --------------------

                                   EXHIBIT A
                                   ---------

                             List of Documentation


The Documentation is the Licensor's "USERS MANUAL." This documentation serves to provide an overview to users of how to use the Programs. The contents of the manual are the proprietary property of Licensor. Licensor authorizes Licensee to copy any portion of the documentation for internal use only. Licensee may not provide access to any portion of the Users Manual to any party other than those employees of Licensee who need access to the Users Manual in order to operate the Programs in accordance with the terms of the License Agreement.

Licensee understands that a single copy of the documentation will be provided at the time of training. A single set of periodic updates to this documentation will be provided to the Licensee by the Licensor as said updates become available.

                                   EXHIBIT B
                                   ---------

                            Designated Location(s)


R11 - Buffalo: One (1) Production Server

R58 - Denver:  One (1) Production Server

R63 - Waltham  Three (3) Production Servers, One (1) Test Server


** Note: These are the servers that are physically in each location. At the R63 site, the three production servers are called R55, R63, R85.

                                   EXHIBIT C
                                   ---------

                                 PPO Networks


      State Jurisdiction          PPO Number                    PPO
      ------------------          ----------                    ---


               AK                      09                   Focus WC
               AL                      09                   Focus WC
               AR                      05                   Medview WC
                                       09                   FocusWC
                                       97                   Focus/Fremont
               AZ                      07                   CompAlliance
                                       09                   FocusWC
                                       97                   Focus/Fremont
               CA                      05                   Medview WC
                                       07                   CompAlliance
                                       09                   FocusWC
                                       97                   Focus/Fremont
               CO                      05                   Medview WC
                                       09                   FocusWC
                                       88                   Focus Concentra Auto
               CT                      05                   Medview WC
                                       06                   Medview Auto
                                       09                   FocusWC
                                       19                   Medview GH
                                       56                   Focus Auto
                                       88                   Focus Concentra Auto
               DC                      05                   Medview WC
                                       09                   Focus WC
               DE                      09                   Focus WC
               FL                      05                   Medview WC
                                       09                   FocusWC
                                       19                   Medview GH
                                       97                   Focus/Fremont
               GA                      09                   Focus WC
                                       19                   MedviewGH
                                       56                   Focus Auto
               HA                      09                   FocusWC
                                       88                   Focus Concentra Auto
               HI                      09                   FocusWC

      State Jurisdiction          PPO Number               PPO
      ------------------          ----------               ---


                                       97               Focus/Fremont
             IA                        09               FocusWC
             IL                        09               FocusWC
                                       19               Medview GH
                                       05               Medview WC
                                       09               FocusWC
             KS                        09               FocusWC
                                       97               Focus/Fremont
             KY                        05               Medview WC
                                       09               FocusWC
                                       79               Medview KY
             LA                        09               FocusWC
             LS                        09               FocusWC
             MA                        05               Medview WC
                                       09               FocusWC
                                       88               Focus Concentra Auto
             MD                        05               Medview WC
                                       09               FocusWC
                                       97               Focus/Fremont
             ME                        09               FocusWC
             MI                        05               Medview WC
                                       09               FocusWC
                                       56               Focus Auto
                                       97               Focus/Fremont
             MN                        05               Medview WC
                                       09               FocusWC
             MO                        09               FocusWC
             MS                        09               FocusWC
             MT                        09               Focus WC
             NC                        09               FocusWC
             ND                        09               FocusWC
             NE                        09               FocusWC
             NH                        05               Medview WC
                                       09               FocusWC
                                       19               Medview GH
             NJ                        06               Medview Auto
                                       09               FocusWC
                                       56               Focus Auto

      State Jurisdiction          PPO Number                    PPO
      ------------------          ----------                    ---

                                       88              Focus Concentra Auto
               NM                      09              FocusWC
               NV                      09              FocusWC
                                       97              Focus/Fremont
               NY                      06              Medview Auto
                                       09              FocusWC
                                       56              Focus Auto
                                       71              Focus/MagnaCare
                                       85              Focus/MagnaCare
                                       88              Focus Concentra Auto
               OH                      05              MedviewWC
                                       09              FocusWC
                                       19              Medview GH
                                       62              OCN
                                       81              OCN
               OK                      09              FocusWC
                                       19              Medview GH
                                       56              Focus Auto
               OR                      09              FocusWC
               PA                      05              Medview WC
                                       09              Focus WC
               PP                      09              FocusWC
                                       56              Focus Auto
                                       88              Focus Concentra Auto
               RI                      05              Medview WC
                                       09              FocusWC
               SC                      09              FocusWC
               SD                      05              Medview WC
                                       09              FocusWC
               TN                      09              FocusWC
               TX                      05              Medview WC
                                       09              FocusWC
                                       19              Medview GH
                                       04              MSCI
                                       97              Focus/Fremont
               UA                      88              Focus Concentra Auto
               UC                      05              MedviewWC
                                       06              Medview Auto
                                       09              FocusWC

      State Jurisdiction          PPO Number                    PPO
      ------------------          ----------                    ---


                                       19              Medview GH
                                       28              PHS
                                       56              Focus Auto
                                       74              HFN
                                       88              Focus Concentra Auto
                                       97              Focus/Fremont
                 UT                    09              FocusWC
                                       97              Focus/Fremont
                 VA                    09              FocusWC
                 VT                    05              MedviewWC
                                       09              FocusWC
                                       85              Focus/MagnaCare
                 WA                    05              Medview WC
                                       09              FocusWC
                 WI                    05              Medview WC
                                       09              FocusWC
                                       74              HFN
                                       97              Focus/Fremont
                 WV                    09              FocusWC

[LOGO OF HNC]
                                          Effective Date as of May 1, 1999

                                   Exhibit D
                    Letter of Intent for Revised Agreement
                          Between CONCENTRA and HNCIS

Pricing

Implementation and Migration Costs                                           Fee
-------------------------------------------------     ---------------------------------------------------
 .  History Conversion                                  .  HNCIS New Implementations To Be Determined
 .  Interface Creation of:                                 Based On Defined Scope and Level of Required
   .  Claims Data Import                                  Customization for Each New Site
   .  Provider Data Import
   .  Employer Data Import                             .  The following table presents current estimates of
   .  Response File Import                                costs, based on Difficulty Level:
   .  Managed Care Direction Import (opt)
   .  Claims Payment Export                                     Per Migration Charge:
   .  Bill Image Export                                         .  M/1/          14,250
   .  Bill Detail Export                                        .  M/1/T         16,650
 .  Quality Assurance and Testing of all built                   .  M/2/           8,250
   processes.                                                   .  M/3/           5,250
 .  Site Audit / Technical Environment and
   Operations.
 .  Systems Adminstration Check-out
 .  Installation of Software at Client's Site(s)
-------------------------------------------------     ---------------------------------------------------
Post Installation Training [Optional]                                       Fee
-------------------------------------------------     ---------------------------------------------------
   .  Training at client's location                    .  $400 per day + Reasonable Travel Expenses.
                                                       .  $50 per hour.
   .  Training as HNCIS location
-------------------------------------------------     ---------------------------------------------------
Site Minimum Monthly Fees*                                                  Fee
-------------------------------------------------     ---------------------------------------------------
 .  Each Additional Site Where Software is Located      .  $1,000
-------------------------------------------------     ---------------------------------------------------
-------------------------------------------------     ---------------------------------------------------
-------------------------------------------------     ---------------------------------------------------
License Fees
-------------------------------------------------     ---------------------------------------------------
             Bills Processed*                                               Fee
-------------------------------------------------     ---------------------------------------------------
                   All                                  From July 1, 1999 until June 30, 2000 --
                                                                   $1.35/bill
                                                        From July 1, 2000 Termination --
                                                                   $1.65/bill
-------------------------------------------------     ---------------------------------------------------
* Excludes Fees For Fee Negotiation and PPO Access Rates-see below.
-------------------------------------------------     ---------------------------------------------------
CRExpress Upgrade [Optional]                                                Fee
-------------------------------------------------     ---------------------------------------------------
       . Capstone Decision Engine                       .  Additional $ .25 per bill processed
-------------------------------------------------     ---------------------------------------------------
                                                                                        Page: 1 of 3

[LOGO OF HNC]
                                          Effective Date as of  May 1, 1999

Required Databases                                                          Fee
-------------------------------------------------     ---------------------------------------------------
Usual & Customary Databases:                            Prices Subject to Annual Review, Currently:
      .  Medicode (All States)                               .  $32,050 per year for all sites; a rate
      .  OWCP -- Long Shore &  Harbor Claims                    substantially less than per site or bill
                                                                volume based charges under NCIS normal
                                                                bill terms.
                                                             .  No Charge
-------------------------------------------------     ---------------------------------------------------
-------------------------------------------------     ---------------------------------------------------
Required Databases                                                          Fee
-------------------------------------------------     ---------------------------------------------------
Btrieve License:
      .  Site License                                    .  If Concentra pays HNCIS, HNCIS will quote
                                                            current market fee. Otherwise, Concentra will
                                                            maintain a current license with Pervasive for
                                                            each site during the term of this agreement.
                                                            Concentra is responsible for providing HNCIS
                                                            a copy of the license.
-------------------------------------------------     ---------------------------------------------------
-------------------------------------------------     ---------------------------------------------------
Preferred Provider Organization Networks                                    Fee
-------------------------------------------------     ---------------------------------------------------
PPO Access Rates For Networks Currently Accessed         Current Rates For Distributed Networks:
Through HNCIS:
                                                         Internal Networks
                                                             Focus from July 1, 1999 until June 30, 2000
                                                                                 3.5% of savings

                                                             Focus from July 1, 1999 until December 31, 2000
                                                                                 4.0% of savings

                                                             Focus from January 1, 2001 until termination
                                                                                 4.5% of savings

                                                             Ohio Comp           5% of PPO Savings

                                                         External Networks Currently Distributed by HNCIS
                                                             Medview             15% of PPO savings
                                                             CCN*                22% of PPO Savings
                                                             FA Richard          25% of PPO Savings
                                                             HFN                 16% of PPO Savings
                                                             Interplan           16% of PPO Savings,
                                                                                 15% in primary
                                                             NCC (only Tyson)    18% of PPO Savings
                                                             PHN                 16% of PPO Savings
                                                             Pacific Foundation  16% of PPO Savings

                                                         CCN Exceptions:
                                                         1.  Florida & CA IP @   30% of PPO Savings
                                                         2.  New York to be determined

                                                         All other networks require execution of a
                                                         distribution agreement between HNCIS and
                                                         the network before rates can be quoted.
-------------------------------------------------     ---------------------------------------------------
                                                                                           Page: 2 of 3

[LOGO OF HNC]
                                          Effective Date as of  May 1, 1999

-------------------------------------------------     ---------------------------------------------------
PPO Access Rates For Additional Internally Owned
and Managed Networks Implemented in the Future:
   .  Currently loaded and Maintained By Client          .  If added, will be negotiated at that time
   .  Loaded and Maintained By HNCIS
-------------------------------------------------     ---------------------------------------------------
PPO Access Rates For Additional External Networks
Not Distributed by HNCIS Implemented in the
Future:
   .  Loaded and Maintained By HNCIS                     .  If added, will be negotiated at that time
-------------------------------------------------     ---------------------------------------------------
Mail-In & Processing Support Services                                       Fees
-------------------------------------------------     ---------------------------------------------------
Mail-In Services For Overflow Support at HNCIS
Service Center:                                          .  15% of Savings
   .  Nurse Consultant Reviews of Difficult Bills        .  $3.75 plus $1.25 per line
   .  Review of Overflow Bills
-------------------------------------------------     ---------------------------------------------------
Flying Keyers at Client's Site:
   .  Per Medical Bill Reviewer                          .  $60 per hour
   .  Travel and Expenses                                .  Actual Expenses Incurred

-------------------------------------------------     ---------------------------------------------------
Other Services & Fees:                                                      Fee
-------------------------------------------------     ---------------------------------------------------
MedPro Module                                            .  $2.50 Per Created or Imported Treatment Plan
-------------------------------------------------     ---------------------------------------------------
Fee Negotiation Module:                                  .  $2.50 Per Recorded Negotiated Record
Notes:
      1 .  Utilization of PPO Networks with this
           module is prohibited.
      2.   All PPOs loaded on CRLink must have
           an agreement to distribute between
           HNC Insurance Solutions and the PPO
           before being added to the CRLink
           system.
-------------------------------------------------     ---------------------------------------------------
-------------------------------------------------     ---------------------------------------------------
The parties will agree on SCR agreement items to         .  Priority Levels 1, 2 & 3 included at no
be billed in an Exhibit to the Definitive                   additional cost; Priority Level 4 at
Agreement per the following description:                    $175 per hour + actual expenses incurred

Priorities 1 and 2 have been defined with priorities and time frames at no charge.
Priority 3 will be included in scheduled quarterly updates, with primary Concentra input on priorities. Priority 4 will be charged at the hourly rate plus expenses.

-------------------------------------------------     ---------------------------------------------------
-------------------------------------------------     ---------------------------------------------------
Accelerated Support Fee, Invoiced June 30, 1999:         .  $225,000.00
-------------------------------------------------     ---------------------------------------------------
Complex Bill Review Services                             Additional 15% of savings (does not include
                                                         standard per bill fees or PPO fees).
-------------------------------------------------     ---------------------------------------------------
                                                                                          Page: 3 of 3